INCOME TAXES - Disclosure of detailed information about unrecognized deductible temporary differences and unused tax losses for no deferred tax asset recognized (Details) - CAD ($) $ in Thousands	Sep. 30, 2025	Sep. 30, 2024
Major components of tax expense (income) [abstract]
Deductible temporary differences	$ 92,055	$ 93,950
Tax losses	363,803	362,311
Temporary differences for which deferred tax liabilities have not been recognised	$ 455,858	$ 456,261